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                                                          Exhibit 10.4



                       EXCHANGE TRUST AGREEMENT


                  AGREEMENT made as of the 4th day of April, 2000.


AMONG:

                  INTERNATIONAL BUSINESS MACHINES CORPORATION, a corporation existing under the laws of the State of New York ("IBM")

                                 -and-

                  3040696 NOVA SCOTIA COMPANY, an unlimited company existing under the laws of the Province of Nova Scotia ("Holdco")

                                 -and-

                  IBM ACQUISITION INC., a corporation existing under the laws of Canada (the "Corporation")

                                 -and-

                  CIBC MELLON TRUST COMPANY, a trust company existing under the laws of Canada (the "Trustee")

                  WHEREAS pursuant to the terms of the offer by the Corporation and IBM Acquisition II L.L.C. dated March 15, 2000, to purchase all of the Class A Subordinate Voting Shares and all of the Class B Multiple Voting Shares of LGS Group Inc., IBM, Holdco and the Corporation agreed that IBM, Holdco, the Corporation, and a Canadian trust company would execute and deliver an Exchange Trust Agreement;

                  AND WHEREAS pursuant to that offer, certain Class A Subordinate Voting Shares and Class B Multiple Voting Shares of LGS Group Inc. are to be acquired by the Corporation in exchange for Exchangeable Shares of the Corporation (the "Exchangeable Shares") and certain rights granted hereunder;

                  AND WHEREAS the Corporation may issue additional Exchangeable Shares following completion of the Offer, including pursuant to any compulsory acquisition rights the Corporation may exercise;

                  AND WHEREAS IBM is to grant to and in favour of Non-Affiliated Holders (as hereinafter defined) of Exchangeable Shares the right, in the circumstances set forth herein, to require IBM (or, at the election of IBM, Holdco) to purchase from each Non-Affiliated Holder all or any part of the Exchangeable Shares held by the Non-Affiliated Holder;


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                                      -2-


                  AND WHEREAS in certain circumstances the Exchangeable Shares are to be automatically exchanged for shares of IBM Common Stock;

                  AND WHEREAS the parties desire to make appropriate provision and to establish a procedure whereby IBM and Holdco will be able to take certain actions and make certain payments and to deliver or cause to be delivered shares of Common Stock of IBM, par value US$0.20 per share (the "IBM Common Stock") in satisfaction of the obligations of IBM and/or Holdco under the Exchangeable Share Provisions (as hereinafter defined) and this trust agreement and IBM will take certain actions such that if Holdco seeks to exercise its rights under the Exchangeable Share Provisions, it will only do so if it will be able to make certain payments and cause to be delivered shares of IBM Common Stock in satisfaction of the obligations of Holdco under the Exchangeable Share Provisions;

                  AND WHEREAS these recitals and any statements of fact in this trust agreement are made by IBM, Holdco and the Corporation and not by the Trustee;

                  NOW THEREFORE, in consideration of the respective covenants and agreements provided in this trust agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

                                   ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

In this trust agreement, unless something in the subject matter or content is inconsistent therewith:

         "AUTOMATIC EXCHANGE RIGHT" means the benefit of the obligation of IBM to effect the automatic exchange of shares of IBM Common Stock for Exchangeable Shares pursuant to Section 4.11 hereof.

         "BOARD OF DIRECTORS" means the board of directors of the Corporation.

         "BUSINESS DAY" means a day, other than a Saturday, a Sunday or a statutory holiday, when banks are generally open in each of Montreal, Quebec and Toronto, Ontario for the transaction of banking business.

         "CANADIAN DOLLAR EQUIVALENT" means in respect of an amount expressed in a foreign currency (the "Foreign Currency Amount") at any date the product obtained by multiplying (a) the Foreign Currency Amount by (b) the official noon spot exchange rate on such date for such foreign currency as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such exchange rate on such date for such foreign currency as may be deemed by the Board of Directors to be appropriate for such purpose.


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                                      -3-


         "CURRENT MARKET PRICE" means, in respect of a share of IBM Common Stock on any date, the Canadian Dollar Equivalent of the average closing sales price of shares of IBM Common Stock during a period of five consecutive trading days ending not more than five trading days before such date on the New York Stock Exchange or, if the shares of IBM Common Stock are not then listed on the New York Stock Exchange, on such other stock exchange or automated quotation system on which the shares of IBM Common Stock are listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of IBM Common Stock during such period is inadequate to create a market that reflects the fair market value of the IBM Common Stock, then the Current Market Price of a share of IBM Common Stock shall be determined by the Board of Directors based upon the advice of such qualified independent financial advisors as the Board of Directors may deem to be appropriate, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding.

         "DIVIDEND AMOUNT" has the meaning set out in Section 1.1 of the Exchangeable Share Provisions.

         "EXCHANGE RIGHT" has the meaning set out in Section 4.1 hereof.

         "EXCHANGEABLE SHARE PROVISIONS" means the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares.

         "EXCHANGEABLE SHARES" has the meaning set out in the recitals hereto.

         "IBM BOARD OF DIRECTORS" means the board of directors of IBM.

         "IBM COMMON STOCK" means the shares of common stock of IBM, par value US $0.20 per share, having voting rights of one vote per share, and any other securities into which such shares may be changed or for which such shares may be exchanged (whether or not IBM shall be the issuer of such other securities) or any other consideration which may be received by the holders of such shares, pursuant to a recapitalization, reconstruction, reorganization or reclassification of, or amalgamation, merger, liquidation or similar transaction, affecting such shares.

         "IBM LIQUIDATION EVENT" has the meaning set out in Section 4.11 hereof.

         "IBM LIQUIDATION EVENT EFFECTIVE DATE" has the meaning set out in
         Section 4.11 hereof.

         "IBM SUCCESSOR" has the meaning set out in Section 9.1 hereof.

         "INSOLVENCY EVENT" means the institution by Corporation of any proceeding to be adjudicated a bankrupt or insolvent or to be dissolved or wound up, or the consent of the Corporation to the institution of bankruptcy, insolvency, dissolution or

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                                      -4-



         winding-up proceedings against it, or the filing of a petition, answer or consent seeking dissolution or winding up under any bankruptcy, insolvency or analogous laws, including without limitation the COMPANIES CREDITORS' ARRANGEMENT ACT (Canada) and the BANKRUPTCY AND INSOLVENCY ACT (Canada), and the failure by the Corporation to contest in good faith any such proceedings commenced in respect of the Corporation within 15 days of becoming aware thereof, or the consent by the Corporation to the filing of any such petition or to the appointment of a receiver, or the making by the Corporation of a general assignment for the benefit of creditors, or the admission in writing by the Corporation of its inability to pay its debts generally as they become due, or the Corporation not being permitted, pursuant to solvency requirements or other provisions of applicable law to redeem any Retracted Shares pursuant to Section 6.1 of the Exchangeable Share Provisions.

         "LIQUIDATION AMOUNT" has the meaning set out in Section 5.1(1) of the Exchangeable Share Provisions.

         "LIQUIDATION CALL RIGHT" has the meaning set out in Section 5.2(1) of the Exchangeable Share Provisions.

         "NON-AFFILIATED HOLDERS" means the registered holders of Exchangeable Shares other than IBM and its Subsidiaries.

         "OFFER" has the meaning set out in Section 5.8 hereof.

         "OFFICER'S CERTIFICATE" means, with respect to IBM or the Corporation, as the case may be, a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice-President or any other senior officer of IBM or the Corporation, as the case may be.

         "REDEMPTION CALL RIGHT" has the meaning set out in Section 7.2(1) of the Exchangeable Share Provisions.

         "REDEMPTION PRICE" has the meaning set out in Section 7.1(1) of the Exchangeable Share Provisions.

         "RETRACTED SHARES" has the meaning set out in Section 4.7 hereof.

         "RETRACTION CALL RIGHT" has the meaning set out in Section 6.2(1) of the Exchangeable Share Provisions.

         "RETRACTION PRICE" has the meaning set out in Section 6.1(1) of the Exchangeable Share Provisions.

         "SUBSIDIARY" of IBM means any corporation more than 50% of the outstanding stock of which, by vote or value, is owned, directly or indirectly, by IBM, by one or more other Subsidiaries of IBM or by IBM and one or more other Subsidiaries of IBM.


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                                      -5-


         "SUPPORT AGREEMENT" means the support agreement made as of April 4, 2000 among IBM, Holdco and the Corporation.

         "TRANSFER AGENT" has the meaning set out in Section 1.1 of the Exchangeable Share Provisions.

         "TRUST" means the trust created by this trust agreement.

         "TRUST ESTATE" means any securities, the Exchange Right, the Automatic Exchange Rights and any money or other rights or assets that may be held by the Trustee from time to time pursuant to this trust agreement.

         "TRUSTEE" means CIBC Mellon Trust Company and, subject to the provisions of Article 8 hereof, includes any successor trustee or permitted assigns.

1.2      INTERPRETATION NOT AFFECTED BY HEADINGS, ETC.

The division of this trust agreement into articles and Sections and the insertion of headings are for reference purposes only and shall not affect the interpretation of this trust agreement. Unless otherwise indicated, any reference in this trust agreement to an article or Section refers to the specified article or Section of this trust agreement.

1.3      NUMBER, GENDER AND PERSONS

In this trust agreement, unless the context otherwise requires, words importing the singular number include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, corporations, partnerships, companies, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entitles of any kind.

1.4      DATE FOR ANY ACTION

If any date on which any action is required to be taken under this trust agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

1.5      PAYMENTS

All payments to be made hereunder shall be made without interest. Further, IBM, Holdco, the Corporation and the Trustee shall be entitled to deduct and withhold from any consideration otherwise payable under this trust agreement to any holder of Exchangeable Shares such amounts as IBM, Holdco, the Corporation or the Trustee is required or permitted to deduct and withhold with respect to such payment under the INCOME TAX ACT (Canada), the United States Internal Revenue Code of 1986 or any provision of provincial, state, local or foreign tax law, in each case as amended or succeeded. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes as having been paid to the holder of the shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. To the extent that the amounts


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                                      -6-


so required or permitted to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to the holder, IBM, Holdco, the Corporation and the Trustee are hereby authorized to sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to IBM, Holdco, the Corporation or the Trustee, as the case may be, to enable it to comply with such deduction or withholding requirements and IBM, Holdco, the Corporation or the Trustee shall notify the holder thereof and remit to such holder any unapplied balance of the net proceeds of such sale.

                                   ARTICLE 2
                                      TRUST

2.1      ESTABLISHMENT OF TRUST

One of the purposes of this trust agreement is to create the Trust for the benefit of the Non-Affiliated Holders, as herein provided. The Trustee will hold the Exchange Right and the Automatic Exchange Rights in order to enable the Trustee to exercise such rights and will hold the other rights granted in or resulting from the Trustee being a party to this trust agreement in order to enable the Trustee to exercise or enforce such rights, in each case as trustee for and on behalf of the Non-Affiliated Holders as provided in this trust agreement.

                                   ARTICLE 3
                         STOCKHOLDER INFORMATION RIGHTS

3.1      COPIES OF STOCKHOLDER INFORMATION

IBM will deliver to the Trustee copies of all proxy materials (including notices of IBM Meetings but excluding proxies to vote shares of IBM Common Stock), information statements, reports (including without limitation all interim and annual financial statements) and other written communications that are to be distributed to holders of IBM Common Stock, in sufficient quantities and in sufficient time so as to enable the Trustee to send those materials to each Non-Affiliated Holder at the same time as such materials are first sent to holders of IBM Common Stock. The Trustee will mail or otherwise send to each Non-Affiliated Holder, at the expense of IBM, copies of all such materials (and all materials specifically directed to the Non-Affiliated Holders or to the Trustee for the benefit of the Non-Affiliated Holders by IBM) received by the Trustee from IBM at the same time as such materials are first sent to holders of IBM Common Stock. The Trustee will make copies of all such materials available for inspection by any Non-Affiliated Holder at the Trustee's principal office in the cities of Toronto and Montreal.

3.2      OTHER MATERIALS

Promptly after receipt by IBM of any material to be sent or given generally to the holders of IBM Common Stock by or on behalf of a third party, including without limitation dissident proxy and information circulars (and related information and material) and tender and exchange offer circulars (and related information and material), IBM shall use reasonable efforts to obtain and deliver to the Trustee copies thereof in sufficient quantities so as to enable the Trustee to forward such material (unless the same has been provided to the Trustee or sent directly to Non-Affiliated


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                                      -7-


Holders by such third party) to each Non-Affiliated Holder as soon as practicable thereafter. As soon as practicable after receipt thereof, the Trustee will mail or otherwise send to each Non-Affiliated Holder, at the expense of IBM, copies of all such materials received by the Trustee from IBM. The Trustee will also make copies of all such materials available for inspection by any Non-Affiliated Holder at the Trustee's principal office in the cities of Toronto and Montreal.

3.3      DISTRIBUTION OF WRITTEN MATERIALS

Any written materials to be distributed by the Trustee to the Non-Affiliated Holders pursuant to this trust agreement shall be delivered or sent by mail (or otherwise communicated in the same manner as IBM utilizes in communications to holders of IBM Common Stock, subject to the Trustee being advised in writing of such method of communication and its ability to provide same) to each Non-Affiliated Holder at its address as shown on the share register of the Corporation. The Corporation shall provide or cause to be provided to the Trustee for this purpose, on a timely basis and without charge or other expense:

         (a)      current lists of the Non-Affiliated Holders; and

         (b) upon the request of the Trustee, mailing labels to enable the Trustee to carry out its duties under this trust agreement.

The materials referred to above are to be provided by IBM to the Trustee, but shall be subject to review and comment by the Trustee.

                                   ARTICLE 4
                                 EXCHANGE RIGHT

4.1      GRANT AND OWNERSHIP OF THE EXCHANGE RIGHT

IBM hereby grants to the Trustee as trustee for and on behalf of, and for the use and benefit of, the Non-Affiliated Holders the right (the "Exchange Right"), upon the occurrence and during the continuance of an Insolvency Event, to require IBM (or, at the election of IBM, Holdco) to purchase from each Non-Affiliated Holder all or any part of the Exchangeable Shares held by the Non-Affiliated Holders, all in accordance with the provisions of this trust agreement. IBM hereby acknowledges receipt from the Trustee, as trustee for and on behalf of the Non-Affiliated Holders, of good and valuable consideration (and the adequacy thereof) for the grant of the Exchange Right by IBM to the Trustee. During the term of the Trust and subject to the terms and conditions of this trust agreement, the Trustee shall possess and be vested with full legal ownership of the Exchange Right and shall be entitled to exercise all of the rights and powers of an owner with respect to the Exchange Right, provided that the Trustee shall:

         (a) hold the Exchange Right and the legal title thereto as trustee solely for the use and benefit of the Non-Affiliated Holders in accordance with the provisions of this trust agreement; and


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                                      -8-


         (b) except as specifically authorized by this trust agreement, have no power or authority to exercise or otherwise deal in or with the Exchange Right, and the Trustee shall not exercise such right for any purpose other than the purposes for which this Trust is created pursuant to this trust agreement.

4.2      LEGENDED SHARE CERTIFICATE

The Corporation shall cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Non-Affiliated Holders of their right to instruct the Trustee with respect to the exercise of the Exchange Right in respect of the Exchangeable Shares held by a Non-Affiliated Holder.

4.3      GENERAL EXERCISE OF EXCHANGE RIGHT

The Exchange Right shall be and remain vested in and exercisable by the Trustee. Subject to Sections 5.7 and 5.15 hereof, the Trustee shall exercise the Exchange Right only on the basis of instructions received pursuant to this Article 4 from Non-Affiliated Holders entitled to instruct the Trustee as to the exercise thereof. To the extent that no instructions are received from a Non-Affiliated Holder with respect to the Exchange Right, the Trustee shall not exercise or permit the exercise of the Exchange Right.

4.4      PURCHASE PRICE

The purchase price payable by IBM or Holdco for each Exchangeable Share to be purchased by IBM or Holdco under the Exchange Right shall be an amount per share equal to (a) the Current Market Price of a share of IBM Common Stock on the last Business Day prior to the day of closing of the purchase and sale of such Exchangeable Share under the Exchange Right, which shall be satisfied in full by causing to be delivered to such holder one share of IBM Common Stock plus (b) the Dividend Amount, if any. In connection with each exercise of the Exchange Right, the Corporation will provide to the Trustee an Officer's Certificate setting forth the purchase price for each Exchangeable Share. The purchase price for each such Exchangeable Share so purchased may be satisfied only by IBM or Holdco delivering or causing to be delivered to the Trustee, on behalf of the relevant Non-Affiliated Holder, one share of IBM Common Stock and a cheque for the balance, if any, of the purchase price without interest.

4.5      EXERCISE INSTRUCTIONS

Subject to the terms and conditions herein set forth, a Non-Affiliated Holder shall be entitled, upon the occurrence and during the continuance of an Insolvency Event, to instruct the Trustee to exercise the Exchange Right with respect to all or any part of the Exchangeable Shares registered in the name of such Non-Affiliated Holder on the books of the Corporation. To cause the exercise of the Exchange Right by the Trustee, the Non-Affiliated Holder shall deliver to the Trustee, in person or by certified or registered mail, at its principal office in Montreal, Quebec or at such other places in Canada as the Trustee may from time to time designate by written notice to the Non-Affiliated Holders, the certificates representing the Exchangeable Shares which such Non-Affiliated Holder desires IBM (or, at the election of IBM, Holdco) to purchase, duly endorsed in blank, and accompanied by such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the CANADA BUSINESS CORPORATIONS


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                                      -9-


ACT and the by-laws of the Corporation and such additional documents and instruments as IBM, Holdco, the Trustee and the Corporation may reasonably require together with (a) a duly completed form of notice of exercise of the Exchange Right, contained on the reverse of or attached to the Exchangeable Share certificates, stating (i) that the Non-Affiliated Holder thereby instructs the Trustee to exercise the Exchange Right so as to require IBM (or, at the election of IBM, Holdco) to purchase from the Non-Affiliated Holder the number of Exchangeable Shares specified therein, (ii) that such Non-Affiliated Holder has good title to and owns all such Exchangeable Shares to be acquired by IBM or Holdco free and clear of all liens, claims, encumbrances, security interests and adverse claims, (iii) the names in which the certificates representing IBM Common Stock issuable in connection with the exercise of the Exchange Right are to be issued and (iv) the names and addresses of the persons to whom such new certificates should be delivered and (b) payment (or evidence satisfactory to the Trustee, the Corporation, IBM and Holdco of payment) of the taxes (if any) payable as contemplated by
Section 4.8 of this trust agreement. If only a portion of the Exchangeable Shares represented by any certificate delivered to the Trustee are to be purchased by IBM or Holdco under the Exchange Right, a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of the Corporation.

4.6      DELIVERY OF IBM COMMON STOCK; EFFECT OF EXERCISE

As soon as practicable after receipt of the certificates representing the Exchangeable Shares that a Non-Affiliated Holder desires IBM or Holdco to purchase under the Exchange Right (together with such documents and instruments of transfer and a duly completed form of notice of exercise of the Exchange Right and payment of taxes payable as contemplated by Section 4.8, if any, or evidence thereof), duly endorsed for transfer to IBM or Holdco, the Trustee shall notify IBM, Holdco and the Corporation of its receipt of the same, which notice to IBM, Holdco and the Corporation shall constitute exercise of the Exchange Right by the Trustee on behalf of the holder of such Exchangeable Shares, and IBM or Holdco shall immediately thereafter deliver or cause to be delivered to the Trustee, for delivery to the Non-Affiliated Holder of such Exchangeable Shares (or to such other persons, if any, properly designated by such Non-Affiliated Holder), a certificate for the number of shares of

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                                      -10-


IBM Common Stock deliverable in connection with such exercise of the Exchange Right (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance, security interest or adverse claim) and a cheque for the balance, if any, of the purchase price therefor; provided, however, that no such delivery shall be made unless and until the Non-Affiliated Holder requesting the same shall have paid (or provided evidence satisfactory to the Trustee, Holdco, the Corporation and IBM of the payment of) the taxes (if any) payable as contemplated by Section 4.8 of this trust agreement. Immediately upon the giving of notice by the Trustee to IBM, Holdco and the Corporation of the exercise of the Exchange Right, as provided in this Section 4.6, the closing of the transaction of purchase and sale contemplated by the Exchange Right shall be deemed to have occurred, and the Non-Affiliated Holder of such Exchangeable Shares shall be deemed to have transferred to IBM or Holdco all of its right, title and interest in and to such Exchangeable Shares and the related interest in the Trust Estate and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive its proportionate part of the total purchase price therefor, unless the requisite number of shares of IBM Common Stock (together with a cheque for the balance, if any, of the total purchase price thereof without interest) is not delivered by IBM or Holdco to the Trustee, for delivery to such Non-Affiliated Holder (or to such other persons, if any, properly designated by such Non-Affiliated Holder), within five Business Days of the date of the giving of such notice by the Trustee, in which case the rights of the Non-Affiliated Holder shall remain unaffected until such shares of IBM Common Stock are so delivered by IBM or Holdco and any such cheque is so delivered and paid. Concurrently with the closing of the transaction of purchase and sale contemplated by the Exchange Right, such Non-Affiliated
Holder shall be considered and deemed for all purposes to be the holder of the shares of IBM Common Stock delivered to it pursuant to the Exchange Right.

4.7      EXERCISE OF EXCHANGE RIGHT SUBSEQUENT TO RETRACTION

In the event that a Non-Affiliated Holder has exercised its right under Article 5 of the Exchangeable Share Provisions to require the Corporation to redeem any or all of the Exchangeable Shares held by the Non-Affiliated Holder (the "Retracted Shares") and is notified by the Corporation pursuant to Section 6.1(4) of the Exchangeable Share Provisions that the Corporation will not be permitted as a result of solvency requirements of applicable law to redeem all such Retracted Shares, subject to receipt by the Trustee of written notice to that effect from the Corporation and provided that neither IBM nor Holdco shall have exercised its Retraction Call Right with respect to the Retracted Shares and that the Non-Affiliated Holder shall not have revoked the retraction request delivered by the Non-Affiliated Holder to the Corporation pursuant to Section 6.1(5) of the Exchangeable Share Provisions, the retraction request will constitute and will be deemed to constitute notice from the Non-Affiliated Holder to the Trustee instructing the Trustee to exercise the Exchange Right with respect to those Retracted Shares that the Corporation is unable to redeem. In any such event, the Corporation hereby agrees with the Trustee and in favour of the Non-Affiliated Holder immediately to notify the Trustee of such prohibition against the Corporation redeeming all of the Retracted Shares and immediately to forward or cause to be forwarded to the Trustee all relevant materials delivered by the Non-Affiliated Holder to the Corporation or to the Transfer Agent (including without limitation a copy of the retraction request delivered pursuant to Section 6.1(1) of the Exchangeable Shares Provisions) in connection with such proposed redemption of the Retracted Shares and the Trustee will thereupon exercise the Exchange Right with respect to the Retracted Shares that the Corporation is not permitted to redeem and will require IBM to purchase such shares in accordance with the provisions of this Article 4.

4.8      STAMP OR OTHER TRANSFER TAXES

Upon any sale of Exchangeable Shares to IBM or Holdco pursuant to the Exchange Right, the share certificate or certificates representing the IBM Common Stock to be delivered in connection with the payment of the total purchase price therefor shall be issued in the name of the Non-Affiliated Holder of the Exchangeable Shares so sold or in such names as such Non-Affiliated Holder may otherwise direct in writing without charge to the holder of the Exchangeable Shares so sold; provided, however, that such Non-Affiliated Holder (a) shall pay (and neither IBM, Holdco, the Corporation nor the Trustee shall be required to pay) any documentary, stamp, transfer or other similar taxes that may be payable in respect of any transfer


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                                      -11-


involved in the issuance or delivery of such shares to a person other than such Non-Affiliated Holder or (b) shall have established to the satisfaction of the Trustee, IBM, Holdco and the Corporation that such taxes, if any, have been paid.

4.9      NOTICE OF INSOLVENCY EVENT

Promptly upon the occurrence of an Insolvency Event or any event that with the giving of notice or the passage of time or both would be an Insolvency Event, the Corporation, IBM and Holdco shall give written notice thereof to the Trustee. As soon as practicable after receiving notice from the Corporation or IBM or from any other person of the occurrence of an Insolvency Event, the Trustee will mail to each Non-Affiliated Holder, at the expense of IBM (such funds to be received in advance), a notice of such Insolvency Event in the form provided by IBM, which notice shall contain a brief statement of the right of the Non-Affiliated Holders with respect to the Exchange Right.

4.10     IBM COMMON STOCK

All shares of IBM Common Stock delivered to or to the order of a former holder of surrendered Exchangeable Shares shall be duly issued as fully paid, non-assessable, free of pre-emptive rights and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim.

4.11     AUTOMATIC EXCHANGE ON LIQUIDATION OF IBM

         (a) IBM shall give the Trustee prompt written notice of each of the following events (each an "IBM Liquidation Event"):

                  (i) any determination by the board of directors of IBM to institute voluntary liquidation, dissolution or winding-up proceedings with respect to IBM (not including a reorganization under applicable bankruptcy laws) or to effect any other distribution of assets of IBM among its stockholders for the purpose of winding-up its affairs; and

                  (ii) receipt by IBM of notice of, or IBM otherwise becoming aware of, any instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of IBM (not including a reorganization under applicable bankruptcy laws) or to effect any other distribution of assets of IBM among its stockholders for the purpose of winding-up its affairs.

         (b) Immediately following receipt by the Trustee from IBM of notice of any IBM Liquidation Event contemplated by Section 4.11(a), the Trustee will give notice thereof to the holders of Exchangeable Shares. Such notice shall be provided by IBM to the Trustee and shall include a brief description of the automatic exchange of Exchangeable Shares for shares of IBM Common Stock provided for in Section 4.11(c).


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                                      -12-


         (c) In order that the holders of Exchangeable Shares (other than IBM and any Subsidiary) will be able to participate on a PRO RATA basis with the holders of IBM Common Stock in the distribution of assets of IBM in connection with a IBM Liquidation Event, on the fifth Business Day prior to the effective date (the "IBM Liquidation Event Effective Date") of an IBM Liquidation Event all of the then outstanding Exchangeable Shares (other than Exchangeable Shares held by IBM and any Subsidiary) shall be automatically exchanged for shares of IBM Common Stock. To effect such automatic exchange, IBM (or, at the election of IBM, Holdco) shall purchase each Exchangeable Share outstanding on the fifth Business Day prior to the IBM Liquidation Event Effective Date and held by a holder of Exchangeable Shares (other than IBM and any of its Subsidiaries), and each such holder shall sell the Exchangeable Shares held by it at such time, for a purchase price per share equal to (i) the Current Market Price of a share of IBM Common Stock on the fifth Business Day prior to the IBM Liquidation Event Effective Date, which shall be satisfied in full by IBM or Holdco delivering to such holder one share of IBM Common Stock, plus (ii) the Dividend Amount, if any. In connection with such automatic exchange, the Corporation will provide to the Trustee an Officer's Certificate setting forth the calculation of the purchase price for each Exchangeable Share.

         (d) On the fifth Business Day prior to the IBM Liquidation Event Effective Date, the closing of the transaction of purchase and sale contemplated by the automatic exchange of Exchangeable Shares for IBM Common Stock shall be deemed to have occurred, and each holder of Exchangeable Shares (other than IBM and any Subsidiary) shall be deemed to have transferred to IBM (or, at the election of IBM, Holdco) all of such holder's right, title and interest in and to such Exchangeable Shares and shall cease to be a holder of such Exchangeable Shares at such time as IBM or Holdco shall deliver or cause to be delivered to the Transfer Agent, for delivery to such holders, the certificates representing the number of shares of IBM Common Stock deliverable upon the automatic exchange of Exchangeable Shares for IBM Common Stock (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance, security interest or adverse claim) and a cheque for the balance, if any, of the total purchase price for such Exchangeable Shares without interest; interest on such deposit shall belong to IBM. Concurrently with each such holder ceasing to be a holder of Exchangeable Shares, such holder shall be considered and deemed for all purposes to be the holder of the shares of IBM Common Stock delivered to it, or to the Transfer Agent on its behalf, pursuant to the automatic exchange of Exchangeable Shares for IBM Common Stock and the certificates held by such holder previously representing the Exchangeable Shares exchanged by such holder with IBM pursuant to such automatic exchange shall thereafter be deemed to represent the shares of IBM Common Stock delivered to such holder by IBM pursuant to such automatic exchange. Upon the request of any such former holder of Exchangeable Shares and the surrender by such holder of Exchangeable Share certificates deemed to represent shares of IBM Common Stock, duly endorsed in blank and accompanied by such instruments of transfer as IBM may reasonably require, IBM shall deliver or cause to be delivered to such holder certificates representing the shares of IBM Common Stock of which such holder is the holder and a cheque in payment of the remaining portion, if any, of the aggregate purchase price therefor.

4.12     CALL RIGHTS

The Liquidation Call Right, the Redemption Call Right, the Retraction Call Right and the Automatic Exchange Right are hereby agreed, acknowledged and confirmed. It is agreed and acknowledged that such rights are enforceable against each holder of Exchangeable Shares by IBM or Holdco, as the case may be.

4.13     ACKNOWLEDGEMENT OF CONSIDERATION

It is expressly acknowledged that the Exchange Right and the Automatic Exchange Right granted to the holders of the Exchangeable Shares hereunder are granted in partial consideration for the transfer of shares of LGS Group Inc. to the Corporation.

                                   ARTICLE 5
                             CONCERNING THE TRUSTEE

5.1      POWERS AND DUTIES OF THE TRUSTEE

The rights, powers and authorities of the Trustee under this trust agreement, in its capacity as trustee of the Trust, shall include:

         (a) distributing materials to Non-Affiliated Holders as provided in this trust agreement;

         (b) receiving the grant of the Exchange Right and the Automatic Exchange Rights from IBM as trustee for and on behalf of the Non-Affiliated Holders in accordance with the provisions of this trust agreement;

         (c) exercising the Exchange Right in accordance with the provisions of this trust agreement, and in connection therewith receiving from Non-Affiliated Holders Exchangeable Shares and other requisite documents and distributing to such Non-Affiliated Holders the shares of IBM Common Stock and cheques, if any, to which such Non-Affiliated Holders are entitled upon the exercise of the Exchange Right;

         (d)      holding title to the Trust Estate;

         (e) investing any money forming, from time to time, a part of the Trust Estate as provided in this trust agreement;

         (f) taking action at the direction of a Non-Affiliated Holder to enforce the obligations of the Corporation and/or IBM under this trust agreement; and

         (g) taking such other actions and doing such other things as are specifically provided in this trust agreement.

In the exercise of such rights, powers and authorities the Trustee shall have (and is granted) such incidental and additional rights, powers and authority not in conflict with any of the provisions of this trust agreement as the Trustee, acting in good faith and in the reasonable exercise of its discretion, may deem necessary, appropriate or desirable to effect the purpose of the Trust. Any exercise of such discretionary rights, powers and authorities by the Trustee shall be final, conclusive and binding upon all persons. For greater certainty, the Trustee shall have only those duties as are set out specifically in this trust agreement. The Trustee in exercising its rights, powers, duties and authorities hereunder shall act honestly and in good faith with a view to the best interests of the Non-Affiliated Holders and shall exercise the care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances. The Trustee shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall be specifically required to do so under the terms hereof; nor shall the Trustee be required to take any notice of, or to do or to take any act, action or proceeding as a result of any default or breach of any provision hereunder, unless and until notified in writing of such default or breach, which notice shall distinctly specify the default or breach desired to be brought to the attention of the Trustee and in the absence of such notice the Trustee may for all purposes of this trust agreement conclusively assume that no default or breach has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained herein.

5.2      NO CONFLICT OF INTEREST

The Trustee represents to the Corporation and IBM that at the date of execution and delivery of this trust agreement there exists no material conflict of interest in the role of the Trustee as a fiduciary hereunder and the role of the Trustee in any other capacity. The Trustee shall, within 90 days after it becomes aware that such a material conflict of interest exists, either eliminate such material conflict of interest or resign in the manner and with the effect specified in Article 8 hereof. If, notwithstanding the foregoing provisions of this Section 5.2, the Trustee has such a material conflict of interest, the validity and enforceability of this trust agreement shall not be affected in any manner whatsoever by reason only of the existence of such material conflict of interest. If the Trustee contravenes the foregoing provisions of this Section 5.2, any interested party may apply to the Ontario Court (General Division) for an order that the Trustee be replaced as trustee hereunder.

5.3      DEALINGS WITH TRANSFER AGENTS, REGISTRARS, ETC.

The Corporation and IBM irrevocably authorize the Trustee, from time to time, to:

         (a) consult, communicate and otherwise deal with the registrar and transfer agent, and with any such subsequent registrar or transfer agent, of the IBM Common Stock; and

         (b) requisition, from time to time, (i) from any such registrar or transfer agent any information readily available from the records maintained by it which the Trustee may reasonably require for the discharge of its duties and responsibilities under this trust agreement; and (ii) from the transfer agent of the IBM Common Stock, and any subsequent transfer agent of such shares, the share certificates issuable upon the exercise from time to time of the Exchange Right and pursuant to the Automatic Exchange Right in the manner specified in Article 4 hereof.

IBM covenants that it will supply, and will cause Holdco to supply, the Trustee, or the Transfer Agent, as the case may be, in a timely manner with duly executed share certificates for the purpose of completing the exercise from time to time of all rights to acquire IBM Common Stock hereunder, under the Offer, under the Exchangeable Share Provisions and under any other security or commitment given to the Non-Affiliated Holders pursuant thereto, in each case pursuant to the provisions hereof, the terms of the Offer or of the Exchangeable Share Provisions or otherwise.

5.4      BOOKS AND RECORDS

The Trustee shall keep available for inspection by IBM and the Corporation, at the Trustee's principal office in Toronto, Ontario, correct and complete books and records of account relating to the Trustee's actions under this trust agreement, including without limitation all information relating to mailings and instructions to and from Non-Affiliated Holders and all transactions pursuant to the Exchange Right for the term of this Agreement. On or before March 31, 2001 and on or before March 31 in every year thereafter, so long as any Exchangeable Shares are held by Non-Affiliated Holders, the Trustee shall transmit to IBM and the Corporation a brief report, dated as of the preceding December 31, with respect to: (a) the property and funds comprising the Trust Estate as of that date; (b) the number of exercises of the Exchange Right, if any, and the aggregate number of Exchangeable Shares received by the Trustee on behalf of Non-Affiliated Holders in consideration of the issue and delivery by IBM of shares of IBM Common Stock in connection with the Exchange Right, during the calendar year ended on such date; and (c) all other actions taken by the Trustee in the performance of its duties under this trust agreement which it had not previously reported.

5.5      INCOME TAX RETURNS AND REPORTS

The Trustee shall, to the extent necessary, prepare and file on behalf of the Trust appropriate United States and Canadian income tax returns and any other returns or reports as may be required by applicable law or pursuant to the rules and regulations of any securities exchange or other trading system through which the Exchangeable Shares are traded and, in connection therewith, may obtain the advice and assistance of such experts as the Trustee may consider necessary or advisable. If required by the Trustee, IBM shall retain such experts as may be required for the purposes of providing such advice and assistance.

5.6      INDEMNIFICATION PRIOR TO CERTAIN ACTIONS BY TRUSTEE

The Trustee shall exercise any or all of the rights, duties, powers or authorities vested in it by this trust agreement at the request, order or direction of any Non-Affiliated Holder upon such Non-Affiliated Holder furnishing to the Trustee reasonable funding, security and indemnity against the costs, expenses and liabilities that may be incurred by the Trustee therein or thereby, provided that no Non-Affiliated Holder shall be obligated to furnish to the Trustee any such funding, security or indemnity in connection with the exercise by the Trustee of any of its rights, duties, powers and authorities with respect to the Exchange Right and the Automatic Exchange Right pursuant to Article 4 hereof, subject to the provisions of Section 5.15 hereof. None of the provisions contained in this trust agreement shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the exercise of any of its rights, powers, duties or authorities unless funded, given funds, security and indemnified as aforesaid.

5.7      ACTIONS BY NON-AFFILIATED HOLDERS

No Non-Affiliated Holder shall have the right to institute any action, suit or proceeding or to exercise any other remedy authorized by this trust agreement for the purpose of enforcing any of its rights or for the execution of any trust or power hereunder unless the Non-Affiliated Holder has requested the Trustee to take or institute such action, suit or proceeding and furnished the Trustee with the funding, security and indemnity referred to in Section 5.6 hereof and the Trustee shall have failed to act within a reasonable time thereafter. In such case, but not otherwise, the Non-Affiliated Holder shall be entitled to take proceedings in any court of competent jurisdiction such as the Trustee might have taken; it being understood and intended that no one or more Non-Affiliated Holders shall have any right in any manner whatsoever to affect, disturb or prejudice the rights hereby created by any such action, or to enforce any right hereunder or under the Voting Rights or the Exchange Right except subject to the conditions and in the manner herein provided, and that all powers and trusts hereunder shall be exercised and all proceedings at law be instituted, had and maintained by the Trustee, except only as herein provided, and in any event for the equal benefit of all Non-Affiliated Holders.

5.8      RELIANCE UPON DECLARATIONS

The Trustee shall not be considered to be in contravention of any of its rights, powers, duties and authorities hereunder if, when required, it acts and relies in good faith upon lists, mailing labels, notices, statutory declarations, certificates, opinions, reports or other papers or documents furnished pursuant to the provisions hereof or required by the Trustee to be furnished to it in the exercise of its rights, powers, duties and authorities hereunder and such lists, mailing labels, notices, statutory declarations, certificates, opinions, reports or other papers or documents comply with the provisions of Section 5.9 hereof, if applicable, and with any other applicable provisions of this trust agreement.

5.9      EVIDENCE AND AUTHORITY TO TRUSTEE

The Corporation and/or IBM shall furnish to the Trustee evidence of compliance with the conditions provided for in this trust agreement relating to any action or step required or permitted to be taken by the Corporation and/or IBM or the Trustee under this trust agreement or as a result of any obligation imposed under this trust agreement, including, without limitation, in respect of the Exchange Right or the Automatic Exchange Right and the taking of any other action to be taken by the Trustee at the request of or on the application of the Corporation and/or IBM forthwith if and when:

         (a) such evidence is required by any other Section of this trust agreement to be furnished to the Trustee in accordance with the terms of this Section 5.9; or

         (b) the Trustee, in the exercise of its rights, powers, duties and authorities under this trust agreement, gives the Corporation and/or IBM written notice requiring it to furnish such evidence in relation to any particular action or obligation specified in such notice.

Such evidence shall consist of an Officer's Certificate of the Corporation and/or IBM or a statutory declaration or a certificate made by persons entitled to sign an Officer's Certificate stating that any such condition has been complied with in accordance with the terms of this trust agreement. Whenever such evidence relates to a matter other than the Exchange Right and except as otherwise specifically provided herein, such evidence may consist of a report or opinion of any solicitor, auditor, accountant, appraiser, valuer, engineer or other expert or any other person whose qualifications give authority to a statement made by such person, provided that if such report or opinion is furnished by a director, officer or employee of the Corporation and/or IBM it shall be in the form of an Officer's Certificate or a statutory declaration. Each statutory declaration, certificate, opinion or report furnished to the Trustee as evidence of compliance with a condition provided for in this trust agreement shall include a statement by the person giving the evidence:

         (a) declaring that such person has read and understands the provisions of this trust agreement relating to the condition in question; and

         (b) declaring that such person has made such examination or investigation as such person believes is necessary to enable such person to make the statements or give the opinions contained or expressed therein.

5.10     EXPERTS, ADVISORS AND AGENTS

The Trustee may:

         (a) in relation to these presents act and rely on the opinion or advice of or information obtained from or prepared by any solicitor, auditor, accountant, appraiser, valuer, engineer or other expert, whether retained by the Trustee or by the Corporation and/or IBM or otherwise, and may employ such assistants as may be necessary to the proper determination and discharge of its powers and duties and determination of its rights hereunder and may pay proper and reasonable compensation for all such legal and other advice or assistance as aforesaid; and

         (b) employ such agents and other assistants as it may reasonably require for the proper determination and discharge of its powers and duties hereunder, and may pay reasonable remuneration for all services performed for it (and shall be entitled to receive reasonable remuneration for all services performed by it) in the discharge of the trusts hereof and compensation for all disbursements, costs and expenses made or incurred by it in the determination and discharge of its duties hereunder and in the management of the Trust.

5.11     INVESTMENT OF MONEY HELD BY TRUSTEE

Unless otherwise provided in this trust agreement, any money held by or on behalf of the Trustee which under the terms of this trust agreement may or ought to be invested or which may be on deposit with the Trustee or which may be in the hands of the Trustee may be invested and reinvested in the name or under the control of the Trustee (in trust for the Corporation) in securities in which, under the laws of the Province of Ontario, trustees are authorized to invest trust money, provided that such securities are stated to mature within two years after their purchase by the Trustee, and the Trustee shall so invest such money on the written direction of the Corporation. Pending the investment of any money as hereinbefore provided, such money may be deposited in the name of the Trustee, in trust for the corporation, in any chartered bank in Canada or, with the consent of the Corporation, in the deposit department of the Trustee or any other loan or trust company authorized to accept deposits under the laws of Canada or any province thereof at the rate of interest then current on similar deposits.

5.12     TRUSTEE NOT REQUIRED TO GIVE SECURITY

The Trustee shall not be required to give any bond or security in respect of the execution of the trusts, rights, duties, powers and authorities of this trust agreement or otherwise in respect of the premises.

5.13     TRUSTEE NOT BOUND TO ACT ON THE CORPORATION'S REQUEST

Except as in this trust agreement otherwise specifically provided, the Trustee shall not be bound to act in accordance with any direction or request of the Corporation and/or IBM or of the directors thereof until a written copy of the instrument or resolution containing such direction or request shall have been delivered to the Trustee, and the Trustee shall be empowered to act and rely upon any such copy believed by the Trustee to be genuine.

5.14     AUTHORITY TO CARRY ON BUSINESS

The Trustee represents to the Corporation and IBM that at the date of execution and delivery by it of this trust agreement it is authorized to carry on the business of a trust company in the Province of Ontario but if, notwithstanding the provisions of this Section 5.14, it ceases to be so authorized to carry on business, the validity and enforceability of this trust agreement and the Exchange Right and the other rights granted in or resulting from the Trustee being a party to this trust agreement shall not be affected in any manner whatsoever by reason only of such event but the Trustee shall, within 90 days after ceasing to be authorized to carry on the business of a trust company in the Province of Ontario, either become so authorized or resign in the manner and with the effect specified in Article 8 hereof.

5.15     CONFLICTING CLAIMS

If conflicting claims or demands are made or asserted with respect to any interest of any Non-Affiliated Holder in any Exchangeable Shares, including any disagreement between the heirs, representatives, successors or assigns succeeding to all or any part of the interest of any Non-Affiliated Holder in any Exchangeable Shares resulting in conflicting claims or demands being made in connection with such interest, then the Trustee shall be entitled, at its sole discretion, to refuse to recognize or to comply with any such claim or demand. In so refusing, the Trustee may elect not to exercise the Exchange Right or other rights subject to such conflicting claims or demands and, in so doing, the Trustee shall not be or become liable to any person on account of such election or its failure or refusal to comply with any such conflicting claims or demands. The Trustee shall be entitled to continue to refrain from acting and to refuse to act until:

         (a) the rights of all adverse claimants with respect to the Exchange Right or other rights subject to such conflicting claims or demands have been adjudicated by a final judgment of a court of competent jurisdiction; or

         (b) all differences with respect to the Exchange Right or other rights subject to such conflicting claims or demands have been conclusively settled by a valid written agreement binding on all such adverse claimants, and the Trustee shall have been furnished with an executed copy of such agreement.

If the Trustee elects to recognize any claim or comply with any demand made by any such adverse claimant, it may in its discretion require such claimant to furnish such surety, bond or other security satisfactory to the Trustee as it shall deem appropriate fully to indemnify it as between all conflicting claims or demands.

5.16     ACCEPTANCE OF TRUST

The Trustee hereby accepts the Trust created and provided for by and in this trust agreement and agrees to perform the same upon the terms and conditions herein set forth and to hold all rights, privileges and benefits conferred hereby and by law in trust for the various persons who shall from time to time be Non-Affiliated Holders, subject to all the terms and conditions herein set forth.

                                   ARTICLE 6
                                  COMPENSATION

6.1      FEES AND EXPENSES OF THE TRUSTEE

IBM and the Corporation jointly and severally agree to pay to the Trustee reasonable compensation for all of the services rendered by it under this trust agreement and will reimburse the Trustee for all reasonable expenses (including but not limited to taxes (other than taxes based on income), compensation paid to experts, agents and advisors and travel expenses) and disbursements, including the cost and expense of any suit or litigation of any character and any proceedings before any governmental agency reasonably incurred by the Trustee in connection with its rights and duties under this trust agreement; provided that IBM and the Corporation shall have no obligation to reimburse the Trustee for any expenses or disbursements paid, incurred or suffered by the Trustee in any suit or litigation in which the Trustee is determined to have acted in bad faith or with negligence or wilful misconduct or for any matter in respect of which the provisions of Section 5.6 entitle the Trustee to funding, security and indemnity from any Non-Affiliated Holder.

                                   ARTICLE 7
                   INDEMNIFICATION AND LIMITATION OF LIABILITY

7.1      INDEMNIFICATION OF THE TRUSTEE

IBM and the Corporation jointly and severally agree to indemnify and hold harmless the Trustee and each of its directors, officers, employees and agents appointed and acting in accordance with this trust agreement (collectively, the "Indemnified Parties") against all claims, losses, damages, costs, penalties, fines and reasonable expenses (including reasonable expenses of the Trustee's legal counsel) which, without fraud, negligence, wilful misconduct or bad faith on the part of such Indemnified Party, may be paid, incurred or suffered by the Indemnified Party by reason of or as a result of the Trustee's acceptance or administration of the Trust, its compliance with its duties set forth in this trust agreement, or any written or oral instructions delivered to the Trustee by IBM or the Corporation pursuant hereto. In no case shall IBM or the Corporation be liable under this indemnity for any claim against any of the Indemnified Parties if such claim is incurred or suffered by reason of or as a result of the fraud, negligence, wilful misconduct or bad faith of an Indemnified Party and unless IBM and the Corporation shall be notified by the Trustee of the written assertion of a claim or of any action commenced against the Indemnified Parties, promptly after any of the Indemnified Parties shall have received any such written assertion of a claim or shall have been served with a summons or other first legal process giving information as to the nature and basis of the claim. Subject to (ii), below, IBM and the Corporation shall be entitled to participate at their own expense in the defense and, if IBM or the Corporation so elect at any time after receipt of such notice, any of them may assume the defense of any suit brought to enforce any such claim. The Trustee shall have the right to employ separate counsel in any such suit and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Trustee unless: (i) the employment of such counsel has been authorized by IBM or the Corporation, such authorization not to be unreasonably withheld; or (ii) the named parties to any such suit include both the Trustee and IBM or the Corporation and the Trustee shall have been advised by counsel acceptable to IBM or the Corporation that there may one or more legal defenses available to the Trustee that are different from or in addition to those available to IBM or the Corporation and that an actual or potential conflict of interest exists (in which case IBM and the Corporation shall not have the right to assume the defense of such suit on behalf of the Trustee but shall be liable to pay the reasonable fees and expenses of one counsel for the Trustee). Such indemnification shall survive the resignation or removal of the Trustee and the termination of this trust agreement.

7.2      LIMITATION OF LIABILITY

The Trustee shall not be held liable for any loss which may occur by reason of depreciation of the value of any part of the Trust Estate or any loss incurred on any investment of funds pursuant to this trust agreement, except to the extent that such loss is attributable to the fraud, negligence, wilful misconduct or bad faith on the part of the Trustee.

                                   ARTICLE 8
                                CHANGE OF TRUSTEE

8.1      RESIGNATION

The Trustee, or any trustee hereafter appointed, may at any time resign by giving written notice of such resignation to IBM and the Corporation specifying the date on which it desires to resign, provided that such notice shall never be given less than 60 days before such desired resignation date unless IBM and Corporation otherwise agree and provided further that such resignation shall not take effect until the date of the appointment of a successor trustee and the acceptance of such appointment by the successor trustee. Upon receiving such notice of resignation, IBM and the Corporation shall promptly appoint a successor trustee by written instrument in duplicate, one copy of which shall be delivered to the resigning trustee and one copy to the successor trustee. Failing acceptance by a successor trustee, a successor trustee may be appointed by an order of the Ontario Court (General Division) upon application of one or more of the parties hereto. Should the retiring Trustee apply for the appointment of a successor trustee by an order of the Ontario Court (General Division) it shall be at the expense of the Corporation.

8.2      REMOVAL

The Trustee, or any trustee hereafter appointed, may be removed with or without cause, at any time on 60 days' prior notice by written instrument executed by IBM and the Corporation, in duplicate, one copy of which shall be delivered to the trustee so removed and one copy to the successor trustee.

8.3      SUCCESSOR TRUSTEE

Any successor trustee appointed as provided under this trust agreement shall execute, acknowledge and deliver to IBM and the Corporation and to its predecessor trustee an instrument accepting such appointment. Thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor under this trust agreement, with like effect as if originally named as trustee in this trust agreement. However, on the written request of IBM and the Corporation or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of this trust agreement, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon the request of any such successor trustee, IBM and the Corporation and such predecessor trustee shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers.

8.4      NOTICE OF SUCCESSOR TRUSTEE

Upon acceptance of appointment by a successor trustee as provided herein, IBM and the Corporation shall cause to be mailed notice of the succession of such trustee hereunder to each Non-Affiliated Holder specified in a List. If IBM or the Corporation shall fail to cause such notice to be mailed within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of IBM and the Corporation.

                                   ARTICLE 9
                                 IBM SUCCESSORS

9.1      CERTAIN REQUIREMENTS IN RESPECT OF COMBINATION, ETC.

If IBM enters into any transaction (whether by way of reconstruction, reorganization, consolidation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other person or, in the case of a merger, of the continuing corporation resulting therefrom, then IBM will take all necessary actions to ensure that:

         (a) such other person or continuing corporation (the "IBM Successor"), by operation of law, becomes, without more, bound by the terms and provisions of this trust agreement and the Trustee acting and relying on an opinion of counsel to the Trust is so satisfied or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction a trust agreement supplemental hereto and such other instruments (if any) as are satisfactory to the Trustee, acting reasonably, and in the opinion of legal counsel to the Trustee, are reasonably necessary or advisable to evidence the assumption by the IBM Successor of liability for all money payable and property deliverable hereunder and the covenant of such IBM Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of IBM under this trust agreement; and

         (b) such transaction shall, to the satisfaction of the Trustee acting and relying on the opinion of legal counsel to the Trustee, be upon such terms as substantially to preserve and not to impair in any material respect any of the rights, duties, powers and authorities of the Trustee or of the Non-Affiliated Holders hereunder.

9.2      VESTING OF POWERS IN SUCCESSOR

Whenever the covenants of Section 9.1 hereof have been duly observed and performed, if required by Section 9.1 hereof, the Trustee, the IBM Successor and the Corporation shall execute and deliver the supplemental trust agreement provided for in Article 10 hereof and thereupon the IBM Successor shall possess and from time to time may exercise each and every right and power of IBM under this trust agreement in the name of IBM or otherwise and any act or proceeding by any provision of this trust agreement required to be done or performed by the IBM Board of Directors or any officers of IBM may be done and performed with like force and effect by the directors or officers of such IBM Successor.

                                   ARTICLE 10
                  AMENDMENTS AND SUPPLEMENTAL TRUST AGREEMENTS

10.1     AMENDMENTS, MODIFICATIONS, ETC.

This trust agreement may not be amended or modified except by an agreement in writing executed by the Corporation, IBM and the Trustee and approved by the Non-Affiliated Holders in accordance with Section 9.2 of the Exchangeable Share Provisions. This trust agreement shall apply in respect of any issuance of additional Exchangeable Shares in one or more transactions or financings which, for greater certainty, may be unrelated to the Offer or the transactions contemplated thereby.

10.2     MINISTERIAL AMENDMENTS

Notwithstanding the provisions of Section 10.1 hereof, the parties to this trust agreement may in writing, at any time and from time to time, without the approval of the Non-Affiliated Holders, amend or modify this trust agreement for the purposes of:

         (a) adding to the covenants of any or all of the parties hereto for the protection of the Non-Affiliated Holders hereunder subject to receipt by the Trustee of an opinion of counsel to the Trustee that the addition of the proposed covenant is not predjudicial to the interests of the Non-Affiliated Holders or the Trustee;

         (b) making such amendments or modifications not inconsistent with this trust agreement as may be necessary or desirable with respect to matters or questions which, in the opinion of the Board of Directors and the Board of Directors of IBM and in the opinion of the Trustee (relying on the opinion of legal counsel to the Trustee), having in mind the best interests of the Non-Affiliated Holders as a whole, it may be expedient to make, provided that such boards of directors and the Trustee and its counsel shall be of the opinion that such amendments and modifications will not be prejudicial to the interests of the Non-Affiliated Holders as a whole; or

         (c) making such changes or corrections which are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that each of the Trustee and its counsel, the Board of Directors and the Board of Directors of IBM shall be of the opinion that such changes or corrections will not be prejudicial to the interests of the Non-Affiliated Holders as a whole.

10.3     MEETING TO CONSIDER AMENDMENTS

The Corporation, at the request of IBM, shall call a meeting or meetings of the Non-Affiliated Holders for the purpose of considering any proposed amendment or modification requiring approval pursuant hereto. Any such meeting or meetings shall be called and held in accordance with the by-laws of the Corporation, the Exchangeable Share Provisions and all applicable laws.

10.4     CHANGES IN CAPITAL OF IBM AND THE CORPORATION

At all times after the occurrence of any event effected pursuant to Section 2.7 or Section 2.8 of the Support Agreement or Section 9.1 of this trust agreement, as a result of which either IBM Common Stock or the Exchangeable Shares or both are in any way changed, this trust agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, MUTATIS MUTANDIS, to all new securities into which IBM Common Stock or the Exchangeable Shares or both are so changed and the parties hereto shall execute and deliver a supplemental trust agreement giving effect to and evidencing such necessary amendments and modifications.

10.5     EXECUTION OF SUPPLEMENTAL TRUST AGREEMENTS

No amendment to or modification or waiver of any of the provisions of this trust agreement otherwise permitted hereunder shall be effective unless made in writing and signed by all of the parties hereto. From time to time the Corporation, IBM and the Trustee may, subject to the provisions of these presents, and they shall, when so directed by these presents, execute and deliver by their proper officers, trust agreements or other instruments supplemental hereto, which thereafter shall form part hereof, for any one or more of the following purposes:

         (a) evidencing the succession of IBM Successors to IBM and the covenants of and obligations assumed by each such IBM Successor in accordance with the provisions of Article 9 and the successor of any successor trustee in accordance with the provisions of Article 8;

         (b) making any additions to, deletions from or alterations of the provisions of this trust agreement, the Exchange Right or the Automatic Exchange Rights which, in the opinion of the Trustee acting and relying on the opinion of counsel to the Trustee, will not be prejudicial to the interests of the Non-Affiliated Holders as a whole or are, in the opinion of counsel to the Trustee, necessary or advisable in order to incorporate, reflect or comply with any legislation the provisions of which apply to IBM, the Corporation, the Trustee or this trust agreement; and

         (c) for any other purposes not inconsistent with the provisions of this trust agreement, including without limitation to make or evidence any amendment or modification to this trust agreement as contemplated hereby, provided that, in the opinion of the counsel to Trustee, the rights, duties and authorities of the Trustee and the Non-Affiliated Holders as a whole will not be prejudiced thereby.

10.6     WHOLLY-OWNED SUBSIDIARIES

Nothing herein shall be construed as preventing the amalgamation or merger of any Subsidiary of IBM with or into IBM or the winding up, liquidation or dissolution of any Subsidiary of IBM. In addition, nothing herein shall be construed as preventing the amalgamation or merger of LGS Group Inc. and/or IBM Canada Limited with, and or into Holdco or the Corporation and/or one or more other corporations, or the winding up, liquidation or dissolution of LGS Group Inc.

                                   ARTICLE 11
                                   TERMINATION

11.1     TERM

The Trust created by this trust agreement shall continue until the earliest to occur of the following events:

         (a) no outstanding Exchangeable Shares are held by any Non-Affiliated Holder;

         (b) each of the Corporation, IBM and Holdco elects in writing to terminate the Trust and such termination is approved by the Non-Affiliated Holders of the Exchangeable Shares in accordance with Section 9.2 of the Exchangeable Share Provisions; and

         (c) 21 years after the death of the last survivor of the descendants of His Majesty King George VI of the United Kingdom of Great Britain and Northern Ireland living on the date of the creation of the Trust.

11.2     SURVIVAL OF AGREEMENT

This trust agreement shall survive any termination of the Trust and shall continue until there are no Exchangeable Shares outstanding held by any Non-Affiliated Holder; provided, however, that the provisions of Articles 6 and 7 hereof shall survive any such termination of this trust agreement.

                                   ARTICLE 12
                                     GENERAL

12.1     SEVERABILITY

If any provision of this trust agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this trust agreement shall not in any way be affected or impaired thereby and this trust agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

12.2     ENUREMENT

This trust agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns and to the benefit of the Non-Affiliated Holders.

12.3     NOTICES TO PARTIES

All notices and other communications between the parties hereunder shall be in writing and shall be deemed to have been given if delivered personally or by confirmed telecopy to the parties at the following addresses (or at such other address for such party as shall be specified in like notice):

         (a)      if to IBM at:

                           New Orchard Road
                           Armonk, NY
                           10504

                           Attention:

         (b)      if to Holdco at:

                           3600 Steeles Avenue East
                           Markham, Ontario
                           L3R 9Z7

                           Attention:  President and Secretary

         (c)      if to the Corporation at:

                           3600 Steeles Avenue East
                           Markham, Ontario
                           L3R 9Z7

                           Attention:  President and Chief Executive Officer

         (d)      if to the Trustee at:

                           2001 University Street, 16th Floor
                           Montreal, Quebec
                           H3A 2A6

                           Attention: Branch Manager

Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof and if given by telecopy shall be deemed to have been given and received on the next Business Day after the date of receipt thereof unless such day is not a Business Day in which case it shall be deemed to have been given and received upon the immediately following Business Day.

12.4     NOTICE OF NON-AFFILIATED HOLDERS

Any and all notices to be given and any documents to be sent to any Non-Affiliated Holder may be given or sent to the address of such holder shown on the register of holders of Exchangeable Shares in any manner permitted by the CANADA BUSINESS CORPORATIONS ACT from time to time in force in respect of notices to shareholders and shall be deemed to be received (if given or sent in such manner) at the time specified in such Act, the provisions of which Act shall apply MUTATIS MUTANDIS to notices or documents as aforesaid sent to such holders.

12.5     RISK OF PAYMENTS BY POST

Whenever payments are to be made or documents are to be sent to any Non-Affiliated Holder by the Trustee or by the Corporation, IBM or by such Non-Affiliated Holder to the Trustee or to IBM or the Corporation, the making of such payment or sending of such document sent through the post or by courier shall be at the risk of Corporation, in the case of payments made or documents sent by the Trustee or the Corporation or IBM and the Non-Affiliated Holder, in the case of payments made or documents sent by the Non-Affiliated Holder.

12.6     COUNTERPARTS

This trust agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

12.7     JURISDICTION

This trust agreement shall be construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

12.8     ATTORNMENT

Each of the Corporation, IBM and Holdco agrees that any action or proceeding arising out of or relating to this trust agreement may be instituted in the courts of Ontario, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of the said courts in any such action or proceeding, agrees to be bound by any final and unappealable judgment of the said courts, and hereby waives any review of the merits of any such judgement by the court of any other jurisdiction and hereby appoints the Corporation at its registered office in the Province of Ontario as its attorney for service of process.

                  IN WITNESS WHEREOF, the parties hereto have caused this trust agreement to be duly executed as of the date first above written.



INTERNATIONAL BUSINESS                  IBM ACQUISITION INC.
MACHINES CORPORATION

By: /s/ Lee Dayton                      By:  /s/ Belinda C. Tang
   --------------------------              --------------------------
   Name: Lee Dayton                        Name: Belinda C. Tang
   Title: Vice President of                Title: Secretary
          Corporate Development
          and Real Estate


3040696 NOVA SCOTIA COMPANY             CIBC MELLON TRUST COMPANY

By: /s/ Arthur B. James                 By: /s/ Michel Longpre
   --------------------------              --------------------------
   Name: Arthur B. James                   Name: Michel Longpre
   Title: President and Secretary          Title: Authorized Signing
                                                  Officer

                                        By: /s/ Monica Bynoe
                                           --------------------------
                                           Name: Monica Bynoe
                                           Title: Authorized Signing
                                                  Officer

                                TABLE OF CONTENTS

                                                                            PAGE
ARTICLE 1
         DEFINITIONS AND INTERPRETATION........................................2
         1.1      Definitions..................................................2
         1.2      Interpretation Not Affected by Headings, etc.................5
         1.3      Number, Gender and Persons...................................5
         1.4      Date for Any Action..........................................5
         1.5      Payments.....................................................5

ARTICLE 2
         TRUST.................................................................6
         2.1      Establishment of Trust.......................................6

ARTICLE 3
         STOCKHOLDER INFORMATION RIGHTS........................................6
         3.1      Copies of Stockholder Information............................6
         3.2      Other Materials..............................................6
         3.3      Distribution of Written Materials............................7

ARTICLE 4
         EXCHANGE RIGHT........................................................7
         4.1      Grant and Ownership of the Exchange Right....................7
         4.2      Legended Share Certificate...................................8
         4.3      General Exercise of Exchange Right...........................8
         4.4      Purchase Price...............................................8
         4.5      Exercise Instructions........................................8
         4.6      Delivery of IBM Common Stock; Effect of Exercise.............9
         4.7      Exercise of Exchange Right Subsequent to Retraction.........10
         4.8      Stamp or other Transfer Taxes...............................10
         4.9      Notice of Insolvency Event..................................11
         4.10     IBM Common Stock............................................11
         4.11     Automatic Exchange on Liquidation of IBM....................11
         4.12     Call Rights.................................................13
         4.13     Acknowledgement of Consideration............................13

ARTICLE 5
         CONCERNING THE TRUSTEE...............................................13
         5.1      Powers and Duties of the Trustee............................13
         5.2      No Conflict of Interest.....................................14
         5.3      Dealings with Transfer Agents, Registrars, etc..............14
         5.4      Books and Records...........................................15
         5.5      Income Tax Returns and Reports..............................15
         5.6      Indemnification Prior to Certain Actions by Trustee.........15


                                      -i-



                           TABLE OF CONTENTS
                              (CONTINUED)

                                                                            PAGE

         5.7      Actions by Non-Affiliated Holders...........................16
         5.8      Reliance upon Declarations..................................16
         5.9      Evidence and Authority to Trustee...........................16
         5.10     Experts, Advisors and Agents................................17
         5.11     Investment of Money Held by Trustee.........................18
         5.12     Trustee Not Required to Give Security.......................18
         5.13     Trustee Not Bound to Act on the Corporation's Request.......18
         5.14     Authority to Carry on Business..............................18
         5.15     Conflicting Claims..........................................19
         5.16     Acceptance of Trust.........................................19

ARTICLE 6
         COMPENSATION.........................................................19
         6.1      Fees and Expenses of the Trustee............................19

ARTICLE 7
         INDEMNIFICATION AND LIMITATION OF LIABILITY..........................20
         7.1      Indemnification of the Trustee..............................20
         7.2      Limitation of Liability.....................................21

ARTICLE 8
         CHANGE OF TRUSTEE....................................................21
         8.1      Resignation.................................................21
         8.2      Removal.....................................................21
         8.3      Successor Trustee...........................................21
         8.4      Notice of Successor Trustee.................................22

ARTICLE 9
         IBM SUCCESSORS.......................................................22
         9.1      Certain Requirements in Respect of Combination, etc.........22
         9.2      Vesting of Powers in Successor..............................22
         9.3      Wholly-Owned Subsidiaries...................................23

ARTICLE 10
         AMENDMENTS AND SUPPLEMENTAL TRUST AGREEMENTS.........................23
         10.1     Amendments, Modifications, etc..............................23
         10.2     Ministerial Amendments......................................23
         10.3     Meeting to Consider Amendments..............................24
         10.4     Changes in Capital of IBM and the Corporation...............24
         10.5     Execution of Supplemental Trust Agreements..................24
         10.6     Wholly-Owned Subsidiaries...................................25

ARTICLE 11
         TERMINATION..........................................................25


                                      -ii-


                           TABLE OF CONTENTS
                              (CONTINUED)

                                                                            PAGE

         11.1     Term........................................................25
         11.2     Survival of Agreement.......................................25

ARTICLE 12
         GENERAL..............................................................25
         12.1     Severability................................................25
         12.2     Enurement...................................................26
         12.3     Notices to Parties..........................................26
         12.4     Notice of Non-Affiliated Holders............................26
         12.5     Risk of Payments by Post....................................27
         12.6     Counterparts................................................27
         12.7     Jurisdiction................................................27
         12.8     Attornment..................................................27

         INTERNATIONAL BUSINESS MACHINES CORPORATION, a corporation existing under the laws of the State of New York ("IBM")

                                 -and-

         3040696 NOVA SCOTIA COMPANY, an unlimited company existing under the laws of the Province of Nova Scotia ("Holdco")

                                - and -

         IBM ACQUISITION INC., a corporation existing under the laws of Canada ("Corporation")

                                - and -

         CIBC MELLON TRUST COMPANY, a trust company existing under the laws of Canada (the "Trustee")





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                       EXCHANGE TRUST AGREEMENT

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